POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.








/s/ Leon Levy
--------------------------------
Leon Levy

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.








/s/ Donald W. Spiro
--------------------------------
Donald W. Spiro

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






/s/ Robert G. Galli
--------------------------------
Robert G. Galli

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






/s/ Phillip A. Griffiths
--------------------------------
Phillip A. Griffiths

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Benjamin Lipstein
--------------------------------
Benjamin Lipstein

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Bridget A. Macaskill
--------------------------------
Bridget A. Macaskill

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Elizabeth B. Moynihan
--------------------------------
Elizabeth B. Moynihan

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Kenneth A. Randall
--------------------------------
Kenneth A. Randall

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Edward V. Regan
--------------------------------
Edward V. Regan

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.







/s/ Russell S. Reynolds, Jr.
--------------------------------
Russell S. Reynolds, Jr.

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






/s/ Clayton K. Yeutter
--------------------------------
Clayton K. Yeutter

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in their capacity as Officers of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Capital Preservation Fund, Oppenheimer Concentrated Growth Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Emerging Growth Fund, Oppenheimer Emerging Technologies Fund, Oppenheimer Enterprise Fund, Oppenheimer Europe Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Large Cap Growth Fund, Oppenheimer Mid Cap Value Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Multi-Sector Income Trust, Oppenheimer Multi-State Municipal Trust, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer Series Fund, Inc., Oppenheimer Trinity Core Fund, Oppenheimer Trinity Growth Fund, Oppenheimer Trinity Value Fund and Oppenheimer U.S. Government Trust (the "Funds"), to sign on his behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.






/s/ Brian W. Wixted
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Brian W. Wixted